UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

SONIC INNOVATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sonic Innovations, Inc.

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, Utah 84121

Phone: (801) 365-2800

April 11, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah on Friday, May 12, 2006 at 9:00 a.m. MDT.

The accompanying Proxy Statement describes the business to be transacted at the Annual Meeting. It is important that your shares be represented whether or not you personally attend the Annual Meeting. Regardless of the number of shares you own, your vote is important to us. In order to ensure that you will be represented, we ask you to please vote by telephone or sign, date and return the enclosed proxy card or voting instruction card promptly. This will not limit your right to vote in person or to attend the Annual Meeting.

We also plan to review the status of our business at the Annual Meeting. We look forward to seeing you.

Sincerely,

Samuel L. Westover

President and Chief Executive Officer

Sonic Innovations, Inc.

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, Utah 84121

(801) 365-2800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE/TIME:	9:00 a.m. MDT on Friday, May 12, 2006

PLACE:	Sonic Innovations, Inc. 2795 East Cottonwood Parkway, Suite 660 Salt Lake City, UT 84121 Phone number: (801) 365-2800

ITEMS OF BUSINESS:

1. To elect two directors for a three-year term;

2. To ratify the appointment of KPMG LLP as our independent auditors for 2006; and

3. To take action on any other business that may properly be considered at the Annual Meeting or any adjournments thereof.

ADJOURNMENTS:	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned.

VOTING:	If you cannot attend the Annual Meeting, you may vote your shares by telephone or by completing and promptly returning the enclosed proxy card in the envelope provided. Telephone voting procedures are described in the Proxy Statement accompanying this notice, as well as on the enclosed proxy card.

RECORD DATE:	You are entitled to vote only if you were a stockholder of record as of the close of business on March 15, 2006.

YOUR VOTE IS IMPORTANT:	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instruction card as soon as possible. You may submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided, or, in most cases, by using the telephone. For specific instructions on how to vote your shares, please refer to the section entitled “QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING” of the accompanying Proxy Statement and the instructions on the proxy or voting instruction card.

ANNUAL REPORT:	Sonic Innovations’ 2005 Annual Report on Form 10-K is enclosed.

By Order of the Board of Directors,

Stephen L. Wilson Senior Vice President and Chief Financial Officer and Secretary

This Notice of the Annual Meeting, Proxy Statement and accompanying proxy card were mailed on or about April 11, 2006.

SONIC INNOVATIONS, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 12, 2006

The Board of Directors of Sonic Innovations, Inc. (the “Board”) is soliciting the enclosed proxy from you. The proxy will be used at our 2006 Annual Meeting of Stockholders to be held on Friday, May 12, 2006, beginning at 9:00 a.m. MDT at the Company’s headquarters located at 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121, and at any adjournments thereof. This Proxy Statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures. This Proxy Statement is being mailed to stockholders on or about April 11, 2006.

We use several abbreviations in this Proxy Statement. We may refer to our company as “Sonic Innovations” or the “Company.” The term “proxy materials” includes this Proxy Statement, the enclosed proxy card and our Annual Report on Form 10-K for the year ended December 31, 2005. The term “Annual Meeting” means our 2006 Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION AND VOTING

AT THE ANNUAL MEETING

When and where is the Annual Meeting?

The Annual Meeting will be held on Friday, May 12, 2006, beginning at 9:00 a.m. MDT at the Company’s headquarters located at 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121.

Why I am receiving these proxy materials?

You are receiving these proxy materials from us because you were a stockholder of record as of the close of business on March 15, 2006 (the “Record Date”). As a stockholder of record, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders of record will act upon the items of business outlined in the Notice of the Annual Meeting of Stockholders (on the cover page of this Proxy Statement), each of which is described more fully in this Proxy Statement. In addition, we plan to review the status of our business and respond to questions from stockholders.

Who is entitled to attend?

You are entitled to attend the Annual Meeting only if you were a Sonic Innovations stockholder (or joint holder) of record as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting.

Please also note that if you are not a stockholder of record but hold shares in “street name” (that is, through a broker, trustee, bank or other nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee, bank or other nominee, or other similar evidence of ownership. The Annual Meeting will begin promptly at 9:00 a.m. MDT. Check-in will begin at 8:45 a.m. MDT.

Who is entitled to vote?

Only stockholders who owned Sonic Innovations common stock as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

How many shares are entitled to vote?

As of the Record Date, 21,912,520 shares of Sonic Innovations common stock were outstanding. Each outstanding share of Sonic Innovations common stock entitles the holder to one vote on each matter.

How many shares must be present or represented to conduct business (that is, what constitutes a quorum)?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Sonic Innovations common stock entitled to vote at the Annual Meeting will constitute a quorum. A quorum is required to conduct business at the Annual Meeting. The presence of the holders of Sonic Innovations common stock representing at least 10,956,260 votes will be required to establish a quorum. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on?

The items of business scheduled to be voted on at the Annual Meeting are as follows:

1.	The election of two nominees to serve as directors on the Board for a three-year term.

2.	The ratification of the appointment of KPMG LLP as our independent auditors for 2006.

These proposals are described more fully below. As of the date of this Proxy Statement, the only business that the Board intends to present at the Annual Meeting is as set forth in this Proxy Statement. If any other matter or matters are properly brought before the Annual Meeting or any adjournment thereof, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

How does the Board of Directors recommend that I vote?

The Board recommends that you vote your shares “FOR” each of the director nominees and “FOR” the ratification of KPMG LLP as our independent auditors for 2006.

What shares can I vote?

You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a broker, trustee, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Sonic Innovations stockholders hold their shares through a broker, trustee, bank or other nominee rather than directly in their own name.

If your shares are registered directly in your name with our transfer agent, American Stock Transfer, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to the named officers of Sonic Innovations who are serving as proxy holders or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use for this purpose.

If your shares are held by a nominee, you are considered the beneficial owner of such shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee, bank or other nominee how to vote and are also invited to attend the Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Your broker, trustee, bank or other nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, bank or other nominee how to vote your shares.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly or in street name, you may vote without attending the Annual Meeting. If you are a stockholder of record, you may vote by granting a proxy. If you are a stockholder of record, you may vote:

•	By Telephone—you may submit the proxy by following the “Vote by Telephone” instructions on the proxy card. If you vote by telephone you do not need to return your proxy card; or

•	By Mail—you may vote by mail by signing and dating the proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation) you should indicate your name and title or capacity.

For shares held in street name, you should follow the voting directions provided by your nominee. You may complete and mail a voting instruction card to your nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your nominee as you have directed.

Telephone voting facilities for stockholders of record will close at 12:00 noon EDT, on Thursday, May 11, 2006.

How can I vote my shares in person?

If you are a stockholder of record and wish to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification. You may vote shares held in street name only if you obtain a signed proxy from the record holder (broker, trustee, bank or other nominee) giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we encourage you to vote by proxy card or telephone so your vote will be counted even if you later decide not to attend.

Can I change my vote?

You may change your vote at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by:

•	submitting a new, properly signed proxy bearing a later date (which automatically revokes the earlier proxy) prior to your shares being voted at the Annual Meeting;

•	providing a written notice of revocation to our Secretary prior to your shares being voted at the Annual Meeting;

•	voting by telephone prior to 12:00 noon EDT, on Thursday, May 11, 2006; or

•	voting in person at the Annual Meeting.

Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked, unless you specifically so request.

What is a “broker non-vote”?

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on “routine matters” (such as election of directors), but not on “non-routine matters” (such as stockholder proposals). A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

Who will serve as inspector of election?

Michael M. Halloran, our Vice President and Corporate Controller, will tabulate the votes and act as inspector of election at the Annual Meeting.

What vote is required to approve each item and how are votes counted?

The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors. The two director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as directors. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

All Other Items. For each of the other items of business, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board on the scheduled business items (“FOR” the two director nominees to the Board and “FOR” ratification of the appointment of the independent auditors) and in the discretion of the proxy holders on any other matters that properly come before the Annual Meeting and any adjournments thereof.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the Annual Meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

What happens if additional matters are presented at the Annual Meeting?

Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Samuel L. Westover (our President and CEO) and Stephen L. Wilson (our Senior Vice President and CFO and Secretary), will have the discretion to vote your shares on any additional matters properly presented for a vote. If for any unforeseen reason any of our nominees is not available as a candidate for director, the proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What should I do in the event that I receive more than one set of proxy materials?

You may receive more than one set of these proxy materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Where can I find the voting results?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in our Quarterly Report on Form 10-Q for the second quarter 2006.

Who is soliciting my vote and who will bear the costs of this solicitation?

The Board of Directors of Sonic Innovations is making this solicitation and Sonic Innovations will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to this solicitation by mail, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by members of the Board, our officers and other employees, who will not receive any additional compensation for assisting in the solicitation. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation materials to the beneficial owners of Sonic Innovations common stock.

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, or if you need additional copies of this Proxy Statement or proxy materials, please contact the Company’s Secretary at (801) 365-2800.

SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information relating to the beneficial ownership of Sonic Innovations common stock as of February 24, 2006 by:

•	each stockholder known by us to own beneficially more than 5% of Sonic Innovations common stock;

•	each of our executive officers named in the summary compensation table (our Chief Executive Officer and our four other most highly compensated executive officers);

•	each of our directors; and

•	all of our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director and executive officer is determined in accordance with the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person has the sole or shared voting power or investment power and any shares that the person has the right to acquire within 60 days of February 24, 2006 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

The number and percentage of shares beneficially owned is computed on the basis of 21,909,187 shares of Sonic Innovations common stock outstanding as of February 24, 2006. Shares of Sonic Innovations common stock that a person has the right to acquire within 60 days of February 24, 2006 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. The address for those persons for which an address is not otherwise provided is: c/o Sonic Innovations, Inc., 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121.

Beneficial Owner (Name and Address)	Number of Shares Beneficially Owned (1)		Percentage of Total Shares Outstanding
5% Stockholders:
Coghill Capital Management, L.L.C. One North Wacker Drive, Suite 4725 Chicago, IL 60606	2,015,493	(2)	9.2%
T. Rowe Price 100 East Pratt Street Baltimore, MD 21202	1,745,691	(3)	8.0%
Morgan Stanley 1585 Broadway Avenue New York, NY 10036	1,499,820	(4)	6.8%
AWM Investment Company 527 Madison Avenue, Suite 2600 New York, NY 10022	1,484,396	(5)	6.8%
State of Wisconsin Investment Board P.O Box 7842 Madison, WI 53707	1,099,700	(6)	5.0%

SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (Continued)

Beneficial Owner (Name and Address)	Number of Shares Beneficially Owned (1)	Number of Shares Issuable Upon Exercise of Stock Options (7)	Percentage of Total Shares Outstanding
Non-Employee Directors:

James M. Callahan	7,000	5,000	*
Lewis S. Edelheit	29,000	27,000	*
Craig L. McKnight	15,000	—	*
Kevin J. Ryan	376,158	294,158	1.7%
Lawrence C. Ward	35,000	33,000	*

Named Executive Officers:

Samuel L. Westover	285,000	283,000	1.3%
Andrew G. Raguskus	772,845	635,617	3.4%
Michael A. James	349,886	343,750	1.6%
Stephen L. Wilson	644,769	528,807	2.9%
Jerry L. DaBell	206,542	158,128	*
Victor H. Bray	125,433	82,825	*
All directors and executive officers as a group (14 persons)	3,154,796	2,563,323	12.9%

*	less than 1%

SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT – FOOTNOTES

(1)	The information provided in this table is based on our records, information supplied to us by our executive officers, directors and 5% stockholders and information contained in Schedules 13D and 13G filed with the Securities and Exchange Commission.
(2)	Based on information in a Schedule 13G/A Report filed February 14, 2006 indicating that Coghill Capital Management, L.L.C. and its affiliates (“Coghill”) were the beneficial owners of 2,015,493 shares, of which Coghill had shared voting and dispositive power.
(3)	Based on information in a Schedule 13G/A Report filed February 13, 2006 indicating that T. Rowe Price and its affiliates (“T. Rowe Price”) were the beneficial owners of 1,745,691 shares, of which T. Rowe Price had sole voting power over 537,553 shares and sole dispositive power over 1,745,691 shares.
(4)	Based on information in a Schedule 13G Report filed February 15, 2006 indicating that Morgan Stanley and its affiliates (“Morgan Stanley”) were the beneficial owners of 1,499,820 shares, of which Morgan Stanley had sole voting power and dispositive powers.
(5)	Based on information in a Schedule 13G Report filed February 14, 2006 indicating that AWM Investment Company and its affiliates (“AWM”) were the beneficial owners of 1,484,396 shares, of which AWM had shared voting dispositive powers.
(6)	Based on information in a Schedule 13G/A Report filed February 15, 2006 indicating that State of Wisconsin Investment Board was the beneficial owner of 1,099,700 shares, of which State of Wisconsin Investment Board had sole voting and dispositive powers.
(7)	Shares issuable upon exercise of stock options within 60 days of February 24, 2006. These shares are included in the “number of shares beneficially owned” column.

GOVERNANCE OF THE COMPANY

Board Composition

Members of the Board on the date of this Proxy Statement, and the committees of the Board on which they serve, are identified below.

Name of Director	Compensation		Audit		Governance and Nominating		Stock Option
Non-Employee Directors:

James M. Callahan	X		X		X		—
Lewis S. Edelheit	X	*	X		X		—
Craig L. McKnight	—		X	*	X		—
Kevin J. Ryan	—		—		—		—
Lawrence C. Ward	X		—		X	*	—

Employee Directors:

Andrew G. Raguskus	—		—		—		—
Samuel L. Westover	—		—		—		X	*

X	Committee member
*	Committee chairman

During 2005, the Board met thirteen times and each then-current director attended each meeting, except for Mr. Callahan, who missed one meeting, Mr. Raguskus who missed two meetings and Mr. Ward who missed three meetings. Members of the Board are encouraged to attend our annual meetings. All of the then-current Board members attended the 2005 annual meeting.

Board Independence

The Board has determined that each of the following directors (and each of the members of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee) is an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (the “NASD”):

James M. Callahan;

Lewis S. Edelheit;

Craig L. McKnight; and

Lawrence C. Ward.

The Board has also determined that no material relationships exist between any non-employee director and the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, except for Mr. Ryan, who was Executive Chairman of the Board from January 2002 to December 2003. Mr. Raguskus and Mr. Westover are not “independent directors” because they are employees of the Company.

Board Committee Composition

Audit Committee

Sonic Innovations has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act, as amended. The Audit Committee currently consists of Mr. Callahan, Dr. Edelheit and Mr. McKnight. Mr. Westover was Chairman of the Audit Committee until his appointment as the Company’s President and CEO in October 2005. Mr. McKnight was appointed Chairman of the Audit Committee upon his election to the Board in October 2005. The Board believes that each of these individuals is financially literate, and that Mr. McKnight is a “financial expert” as defined under applicable Securities and Exchange Commission rules. In addition, the Board believes that each member of the Audit Committee is independent as defined in Marketplace Rule 4200(a)(15) of the NASD. The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements, including compliance with the Sarbanes-Oxley Act of 2002; and the independent auditors’ qualifications, independence, engagement and performance. Among other things, the Audit Committee participates in preparing the Report of the Audit Committee for inclusion in the Proxy Statement; annually reviews the Audit Committee charter; appoints, evaluates and determines the compensation of the independent auditors; reviews and approves (i) the scope of the annual audit, (ii) the audit and other accounting related fees and (iii) the financial statements; reviews our disclosure controls and procedures, internal controls and corporate policies with respect to financial information; oversees the Company’s Financial Information Integrity Policy and investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on our financial statements. The Audit Committee works closely with management as well as the independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee met six times in 2005 and each then-current member attended each meeting. The report of the Audit Committee is included herein. The charter for the Audit Committee is available on our website at www.sonici.com/corporategovernance.

Compensation Committee

The Compensation Committee currently consists of Mr. Callahan, Dr. Edelheit and Mr. Ward. Mr. Westover was a member of the Compensation Committee until his appointment as the Company’s President and CEO in October 2005. Mr. Ward was appointed a member of the Compensation Committee in October 2005. The Compensation Committee approves our executive officers’ (i) salaries, (ii) annual cash bonus awards and (iii) stock-based incentives. The Compensation Committee also administers our 1993 Stock Plan, 2000 Stock Plan and 2000 Employee Stock Purchase Plan. The Compensation Committee met three times in 2005 and each then-current member attended each meeting. The charter for the Compensation Committee is available on our website at www.sonici.com/corporategovernance.

Governance and Nominating Committee

The Governance and Nominating Committee currently consists of all our independent board members—Mr. Callahan, Dr. Edelheit, Mr. McKnight and Mr. Ward. Mr. Westover was a member of the Governance and Nominating Committee until his appointment as the Company’s President and Chief Executive Officer in October 2005. Mr. McKnight was appointed a member of the Governance and Nominating Committee in October 2005. The Board believes that each member of the Governance and Nominating Committee is independent as defined under Marketplace Rule 4350(d)(2) of the NASD. The Governance and Nominating Committee assists the Board in fulfilling its responsibility with respect to corporate governance of Sonic Innovations and is responsible for developing and recommending to the Board the governance principles applicable to Sonic Innovations; overseeing the evaluation of the Board and management of Sonic Innovations; recommending to the Board director nominees for each committee; and assisting the Board in identifying prospective director nominees and determining the director nominees for election. Among other things, the Governance and Nominating Committee determines the criteria for qualification and selection of directors for election to the Board; oversees the organization of the Board to discharge its duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance. Other specific duties and responsibilities of the Governance and Nominating Committee include annually assessing the size and composition of the Board; developing membership qualifications for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; reviewing and recommending proposed changes to our Certificate of Incorporation or Bylaws and Board committee charters; recommending Board committee assignments; reviewing, approving and monitoring all service by executive officers on outside, for-profit boards of directors; reviewing and approving in advance any proposed related party transactions; and reviewing, approving and monitoring the Company’s Code of Business Conduct and Ethics and Code of Ethics for Principal Executive and Senior Financial Officers. The Governance and Nominating Committee met twice in 2005 and each then-current member attended each meeting. In addition, governance issues were discussed as part of most Board meetings. The charter for the Governance and Nominating Committee is available on our website at www.sonici.com/corporategovernance.

Stock Option Committee

The Stock Option Committee, which currently consists solely of Mr. Westover, has the authority to grant to non-officer employees only: (i) stock options to purchase up to a maximum of 10,000 shares per non-officer employee; and (ii) restricted stock up to a maximum of 5,000 shares per non-officer employee. Stock options or restricted stock granted in this manner are reported to the Board. As a result of changes in the manner of accounting for stock-based compensation that became effective in 2005, the Company is more likely to issue restricted stock than stock options in the future. Mr. Raguskus was the sole member of the Stock Option Committee until his resignation as President and Chief Executive Officer in October 2005.

Director Compensation

Each of our non-employee directors is paid as follows: (i) $2,500 for attending a Board meeting in person and $500 for attending by telephone; (ii) $1,000 for attending an Audit Committee meeting in person and $500 for attending by telephone; and (iii) $500 for attending a Compensation or Governance and Nominating Committee meeting in person and $200 for attending by telephone. In addition, the chairman of the Audit Committee is paid an annual retainer of $7,500. Each of our directors is also reimbursed for reasonable travel expenses incurred in attending Board or Board committee meetings.

Under our 2000 Stock Plan, each new non-employee director is granted either a stock option for 15,000 shares of common stock or 5,000 restricted shares of common stock, which vest at the rate of one-third on each annual anniversary date from the date of grant. Following each annual meeting of stockholders, each continuing non-employee director is granted either a stock option for 6,000 shares of common stock or 2,000 restricted shares of common stock, which fully vest one year from the date of grant. Stock options have a ten-year term and an exercise price per share equal to the fair market value per share on the date of grant.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is currently, or has ever been at any time since our formation, one of our officers or employees; nor has served as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee.

Consideration of Director Nominees

Stockholder Nominees

Our Bylaws permit stockholders to nominate directors. The policy of the Governance and Nominating Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described under “Identifying and Evaluating Nominees for Directors” below. For a description of the process for nominating directors in accordance with our Bylaws, please refer to the section entitled “OTHER INFORMATION—Deadline for Receipt of Stockholder Proposals and Director Nominations.” In evaluating such nominations, the Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder nominations proposed for consideration by the Governance and Nominating Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Secretary

Sonic Innovations, Inc.

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, Utah 84121

Director Qualifications

In evaluating candidates for membership on the Board, the Governance and Nominating Committee will consider, among other things, the following:

•	Each candidate should be prepared to represent the best interests of all of the Company’s stockholders and not just one particular constituency.

•	Each candidate should have demonstrated integrity and ethics in his/her personal and professional life and have established a record of professional accomplishment in his/her chosen field.

•	No candidate, or family member (as defined in NASD rules) or affiliate or associate (each as defined in Rule 405 under the Securities Act of 1933, as amended) of a candidate, should have any material personal, financial or professional interest in any present or potential competitor of the Company.

•	Each candidate should be prepared to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board and the committee(s) of which he/she is a member (if applicable) and not have other personal or professional commitments that would interfere with or limit his/her ability to do so.

Identifying and Evaluating Nominees for Directors

The Governance and Nominating Committee assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. The Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. In evaluating such nominations, the Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address membership criteria set forth under “Director Qualifications” above. In the event that vacancies are anticipated, or otherwise arise, the Governance and Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Governance and Nominating Committee through current Board members, professional search firms, stockholders or other persons. In addition, from time-to-time, the Governance and Nominating Committee may solicit recommendations for director candidates from its professional service advisors. These candidates are evaluated at regular or special meetings of the Governance and Nominating Committee, and may be considered at any point during the year. The Governance and Nominating Committee considers properly submitted stockholder nominations for candidates for the Board following verification of the stockholder status of persons proposing candidates. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are reviewed by the Governance and Nominating Committee. The Governance and Nominating Committee is searching for qualified persons to add to the Board to fill vacancies.

In October 2005, the Board unanimously elected Craig L. McKnight, a candidate recommended by the Governance and Nominating Committee, as a director, and Mr. McKnight will be nominated for election to the Board at the 2008 annual meeting. The Company did not receive any nominations for director from any stockholders.

Communications with the Board

Stockholders and employees who desire to communicate with the Board or individual directors on a confidential basis may do so by writing directly and confidentially using an envelope marked “confidential” to Board of Directors, c/o Secretary, Sonic Innovations, Inc., 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121. Such communications will be forwarded directly to the named director or, if addressed to the Board, to the Chairman of the Audit Committee, who is an independent director.

Any non-confidential communications from stockholders and employees that are intended for the Board will be processed as follows: (i) if the sender specifically requests that the communication be sent to the Board, the communication will be promptly relayed to the Board; and (ii) if the sender does not specifically request that the communication be sent to the Board, the communication will be promptly relayed to the Board if management, using its best business judgment, determines that it should be relayed to the Board.

Code of Ethics

The Sonic Innovations Code of Ethics for Principal Executive and Senior Financial Officers, which applies to our chief executive officer, principal financial officer and principal accounting officer, is available on our website www.sonici.com/corporategovernance. We intend to post amendments to or waivers from our Code of Ethics for Principal Executive and Senior Financial Officers at that address. There have not been any amendments or waivers to this code of ethics to date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of reports and written representations furnished to us, we believe that during fiscal year 2005 all filings with the Securities and Exchange Commission by our executive officers and directors complied with requirements for reporting ownership and changes in ownership of our common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934.

PROPOSALS TO BE VOTED ON

PROPOSAL ONE

ELECTION OF DIRECTORS

Directors and Nominees

The Board of Directors currently consists of seven members and is divided into three classes, with each director serving a three-year term and one class being elected at each year’s annual meeting of stockholders. Mr. Andrew G. Raguskus and Mr. Lawrence C. Ward are in the class of directors whose term expires at the 2006 Annual Meeting of Stockholders, and they are the two nominees for election to the Board at this Annual Meeting. Directors whose terms are continuing after this Annual Meeting include Mr. James M. Callahan, Dr. Lewis S. Edelheit and Mr. Craig L. McKnight who are in the class of directors whose term expires at the 2008 annual meeting; and Mr. Kevin J. Ryan and Mr. Samuel L. Westover, who are in the class of directors whose term expires at the 2007 annual meeting. Executive officers are appointed by the Board and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors or executive officers.

DIRECTORS

Name of Director	Director Since	Term Expires(5)	Age(6)
James M. Callahan (1),(2),(3)	2004	2008	64
Lewis S. Edelheit, Ph.D. (1),(2),(3)	2002	2008	63
Craig L. McKnight (1),(3)	2005	2008	54
Andrew G. Raguskus	1996	2006	60
Kevin J. Ryan	1999	2007	65
Lawrence C. Ward (1),(2),(3)	2001	2006	53
Samuel L. Westover (4)	2002	2007	50

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Governance and Nominating Committee.
(4)	Member of the Stock Option Committee.
(5)	Term expires as of the annual meeting date in the year indicated.
(6)	As of December 31, 2005.

James M. Callahan held several senior management positions at Johnson & Johnson’s Vistakon disposable contact lens business from 1997 until his retirement in January 2003, including President of the U.S. Business, President of the Global Franchise and Executive Vice President of E-Commerce. Prior to that, he held management positions at Novartis, Ciba-Geigy, Bausch & Lomb and Pfizer. Mr. Callahan, who also served as an officer in the U.S. Marine Corps, earned a bachelor’s degree in communication arts from Fordham University and an MBA from Fairleigh Dickinson University.

Lewis S. Edelheit, Ph.D. was General Electric Company’s Senior Research and Technology Advisor from 2000 until his retirement in 2002 and was Senior Vice President of Corporate R&D from 1991 to 2000. He is a director of Silicon Graphics, Inc., a high-end computer manufacturer, a member of the National Academy of Engineering and a Fellow of the American Physical Society. Dr. Edelheit earned a bachelor’s degree in engineering physics and a master’s degree and Ph.D. in physics from the University of Illinois.

Craig L. McKnight was elected to the Board in October 2005. He has been employed by Centura Health since September 2004, most recently as Executive Vice President and Chief Financial Officer. From 1999 to 2004, he served as Executive Vice President and Chief Financial Officer of Hillcrest Healthcare System. From 1995 to 1999, Mr. McKnight was employed by Magellan Health Care Services as Executive Vice President and Chief Financial Officer. He was a partner with Coopers & Lybrand from 1985 to 1995 and previously was a partner with KMG Main Hurdman. He serves as Chairman of the Principles and Practices Committee of the Healthcare Financial Management Association and is on the American Institute of Certified Public Accountants’ Healthcare Expert Panel. Mr. McKnight earned a bachelor’s degree in accounting from Brigham Young University and is a Certified Public Accountant.

Andrew G. Raguskus was appointed Executive Chairman of the Board and resigned as President and Chief Executive Officer in October 2005. He has been a Board member since 1996 and had been the Company’s President and Chief Executive Officer since 1996. He was Chief Operating Officer of Sonic Solutions, Inc., a maker of digital audio workstations, during 1996. Mr. Raguskus was Senior Vice President Operations of ReSound Corporation, a hearing aid company, from 1991 to 1995. Prior to that, he held management positions at Sun Microsystems, Inc. and General Electric’s Medical Systems division. He has served on the board of the Hearing Industries Association. Mr. Raguskus earned a bachelor’s degree in electrical engineering from Rensselaer Polytechnic Institute.

Kevin J. Ryan has been President and Chief Executive Officer and a director of Large Scale Biology Corporation, a bio-technology company, since April 2003. Large Scale Biology Corporation filed for Chapter 11 bankruptcy protection in January 2006. Mr. Ryan was Chairman of the Board of Sonic Innovations, Inc. from January 2002 to October 2005. This position was an executive position from January 2002 to December 2003. He was Chairman, President and Chief Executive Officer of Wesley Jessen Vision Care, Inc., a manufacturer of contact lenses, from 1995 until its acquisition by Novartis in 2001. Mr. Ryan earned a bachelor’s degree in business and marketing from Notre Dame University.

Lawrence C. Ward has been an independent operations and management consultant for manufacturing and engineering companies since 2002. He was Corporate Vice President Worldwide Manufacturing Operations of Applied Materials Corporation from October 1998 to October 2001. Prior to that, he was President North American Region of Walbro Corporation from February 1998 to September 1998, and Senior Vice President Operations and President Airbag and Seat Belt Division of Breed Technologies, Inc. from November 1997 to February 1998. Mr. Ward earned a bachelor’s degree in mechanical engineering from California Polytechnic State University and a master’s degree in mechanical engineering from Santa Clara University.

Samuel L. Westover was appointed President and Chief Executive Officer of the Company in October 2005. He has been a director since January 2002 and served as Chairman of the Audit Committee and a member of the Compensation and Governance and Nominating Committees until his appointment as President and Chief Executive Officer. From 2002 to 2004, Mr. Westover was President and CEO of CIGNA Dental and President of CIGNA HealthCare’s Small Business Segment. Mr. Westover was CEO of two public companies and was the founding Chief Financial Officer of WellPoint, the largest health insurer in the U.S. In connection with the Salt Lake City 2002 Winter Olympics, Mr. Westover was Special Assistant to the Governor of Utah and established an independent economic development task force. He also received a gubernatorial appointment to serve as Chairman of the Public Education Job Enhancement Committee, providing scholarships and financial assistance to facilitate advanced education of high school teachers in math and science. Mr. Westover earned a bachelor’s degree in accounting from Brigham Young University.

Vote Required and Recommendation of the Board

The two nominees receiving the highest number of affirmative “FOR” votes at the Annual Meeting (a plurality of votes cast) will be elected to serve as directors. Votes “WITHHELD” from any director nominee will be counted for purposes of determining the presence of a quorum, but have no other legal effect under Delaware law.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the two nominees recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that each nominee will be available to serve as a director. In the event Mr. Raguskus or Mr. Ward become unavailable, however, the proxy holders will be authorized to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Mr. Raguskus and Mr. Ward.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF MR. RAGUSKUS AND MR. WARD.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITORS

The Audit Committee has appointed KPMG LLP (“KPMG”), certified public accountants, as our independent auditors for 2006. KPMG has been our independent auditing firm since 2002. Although it is not required to do so, the Audit Committee wishes to submit the appointment of KPMG for stockholder ratification at the Annual Meeting. Notwithstanding the appointment or a ratification, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, our stockholders if the Audit Committee determines that such a change would be in our and our stockholders’ best interest. If the stockholders do not ratify the appointment, the Audit Committee will reconsider its selection.

Representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Audit Fees

For the years ended December 31, 2005 and 2004, we have incurred fees to KPMG. Audit fees include the annual audit, the audit of management’s assessment of the effectiveness of internal control over financial reporting, quarterly reviews, accounting consultation, statutory audits, and review of registration statements and consents in connection with these registration statements. Audit-related fees include accounting consultation on proposed acquisitions and review of the Company’s response to an SEC comment letter. Tax fees include U.S., foreign and state income tax preparation and tax consultation. There were no fees for financial information systems design and implementation in 2005 or 2004. The Audit Committee believes KPMG’s independence has not been impaired by their non-audit services. A summary of fees incurred to KPMG for 2005 and 2004 appears below:

Fee Category	2005	2004
Audit	$778,000	$798,000
Audit-related	21,000	30,000
Tax	6,000	50,000

Total	$805,000	$878,000

It is the policy of the Audit Committee to pre-approve audit, audit-related, tax and non-audit services to be performed by the independent auditors and the related fees. The Audit Committee is authorized to delegate, within specified limits, the pre-approval of such services and fees to an individual member of the Audit Committee, provided that such individual shall report any decisions to pre-approve such services and fees to the full Audit Committee at its next regularly scheduled meeting. During 2005, no fees were approved by the Audit Committee after services were performed pursuant to the de minimis exception established by the SEC.

Vote Required and Recommendation of the Board

Ratification of the appointment of KPMG LLP as our independent auditors for 2006 requires the affirmative vote of a majority of the shares of Sonic Innovations common stock present in person or represented by proxy and entitled to be voted at the Annual Meeting. Abstentions have the same effect as a vote against the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR 2006.

REPORT OF THE COMPENSATION COMMITTEE ON

EXECUTIVE COMPENSATION

Overview

The Compensation Committee of the Board of Directors (the “Committee”) is responsible for establishing compensation policy and administering the compensation programs for the Company’s executive officers including the Named Executive Officers.

The Compensation Committee charter describes in greater detail the full responsibilities of the Compensation Committee and is available on our website at www.sonici.com/corporategovernance. The Committee is comprised solely of independent directors as defined in Marketplace Rule 4350(d)(2) of the National Association of Securities Dealers. Further, Committee members have no “interlocking” relationships as defined by Securities and Exchange Commission regulations. All significant decisions by the Committee relating to the compensation of the Company’s executive officers are reported to the full Board.

The Committee evaluates the Company’s executive compensation programs, mainly in relation to the programs offered by other medical device and healthcare companies. This analysis is intended to ensure that the Committee has sufficient comparative data with respect to overall industry compensation levels. The Company reviews the reasonableness of total compensation levels using salary surveys and public information from various medical device and healthcare companies and several publicly available surveys. Certain of these companies are included in the S&P healthcare sector index, which is used for the purpose of comparing stockholder returns in the stockholder return performance graph. The Committee’s objective is to attract and retain talented individuals by targeting total executive compensation in line with medical device and healthcare sector peer group companies.

In recognition of Section 162(m) of the Internal Revenue Code, which limits the deductibility of certain executive compensation to $1,000,000 per year, the Committee will, to the extent programs can be excluded from the $1,000,000 limit without undue effort and to the extent no pre-existing, contractual obligations exist, take the necessary actions to secure full tax deductibility under the Internal Revenue Code.

Compensation Philosophy

The hearing aid market is highly competitive. There are six hearing aid manufacturers that are substantially larger than the Company. Achieving increased revenues and profitability in this competitive market presents significant challenges for the Company’s management. The Committee believes that, if the Company is to continue its growth, bring new products to market, gain market share, achieve greater revenues and improve profitability, its executive compensation program must have the flexibility to attract and retain high quality, motivated employees. Furthermore, the executive compensation program must provide incentives that reward key managers for aggressively pursuing the actions necessary to improve the Company’s performance and enhance long-term stockholder value.

The Company’s executive compensation program is based upon a pay-for-performance philosophy. There are currently three components to the Company’s executive compensation program: base salary; an annual cash bonus opportunity; and long-term stock-based incentives. The Company is committed to a strong link between its operating and strategic goals and its compensation program. The financial goals for certain elements of the compensation program are reviewed by the Committee in conjunction with its review of the Company’s annual profit plan.

Base Salary

An executive’s base salary is determined by an assessment of his current performance, sustained performance, advancement potential, experience, responsibility, scope and complexity of the position, current salary in relation to the range designated for the job and salary levels for comparable positions at peer group companies. Additionally, the Committee sets base salaries for executive officers based on the executive’s contribution to the Company’s success through operational improvements and strategic initiatives. Factors considered in determining base salary are not assigned pre-determined relative weights.

Annual Cash Bonus Awards

Payments under the Company’s cash bonus program are based on the Company’s achievement of Company performance goals as approved by the Committee and each executive’s achievement of individual objectives as approved by the Chief Executive Officer. The Chief Executive Officer’s individual objectives are approved by the Board. The cash bonus program provides for a normal bonus of up to a maximum of 60% of base pay, with an over-achievement bonus opportunity based on Company performance in excess of targets. For 2005, the Company performance goals related to targeted levels of net sales and earnings per share, each of which accounted for one-third of the participant’s bonus. The targeted levels of net sales and earnings per share were based on the Company’s 2005 profit plan. The remaining one-third of the participant’s bonus related to the participant’s individual objectives. Bonuses for 2005 reflect the fact that net sales and earnings per share were not achieved and individual objectives were either not achieved or only partially achieved. For 2006, the Company’s performance goals will also relate to net sales and earnings per share targets, and a component of the bonus will also be tied to achievement of individual objectives, except for Mr. Westover, whose bonus will be tied to Company net sales and earnings per share targets only.

Stock-Based Incentives

The Company’s philosophy regarding stock-based incentives is that such incentives should be directly related to the creation of stockholder value, thus providing a strong link between management and stockholders. In support of this philosophy, the Company has, in the past, awarded stock options to its executive officers. As a result of changes in the manner of accounting for stock-based compensation that became effective in 2005, the Company began to award restricted stock and is more likely to award restricted stock than stock options in the future.

The Board intends to make stock-based awards annually consistent with the Company’s objective to provide (i) a long-term equity interest in the Company and (ii) an opportunity for a greater financial reward if long-term performance is sustained. To encourage a long-term perspective, stock-based awards do not vest immediately. Generally, stock-based awards vest over a four-year period. The number of shares subject to stock-based awards granted to each executive officer is approved by the Committee. Individual stock-based awards are dependent on the executive officer’s experience, position and level of responsibility within the Company, an evaluation of the executive officer’s performance and an assessment of the executive officer’s ability to positively affect the Company’s future business plans. No pre-assigned relative weight is ascribed to any of these factors.

Chief Executive Officer Compensation

Andrew G. Raguskus was President and Chief Executive Officer of the Company from 1996 until October 2005, when he resigned and Samuel L. Westover was appointed President and Chief Executive Officer. Mr. Raguskus’ annual salary at the time of his resignation was $341,000 and Mr. Westover’s annual salary is currently $341,000. The President and Chief Executive Officer has an annual normal bonus opportunity of up to a maximum of 60% of his base pay, with an over-achievement bonus opportunity based on Company performance in excess of targets. For 2005, Mr. Raguskus received no bonus. The President and Chief Executive Officer’s salary and bonus opportunity are considered to be quite reasonable in comparison to salary and bonus structures for chief executive officers of other S&P healthcare sector companies. Mr. Raguskus was awarded 75,000 shares of restricted common stock in February 2005. These restricted shares vest evenly and annually over a four-year period. Mr. Westover was awarded stock options for 500,000 shares in November 2005 in connection with his appointment as President and Chief Executive Officer. One-half of the option shares became fully vested and exercisable on the date of grant, one-quarter of the option shares become vested and exercisable on the second anniversary of the grant date and one-quarter of the option shares become vested and exercisable on the third anniversary of the grant date. The Committee will consider future salary and bonus adjustments and stock-based incentives for the Chief Executive Officer based on the Company’s operating performance, as well as the compensation packages of similarly positioned S&P healthcare sector company chief executive officers. The Committee believes that the Chief Executive Officer should have an equity interest in the Company. As of February 24, 2006, Mr. Raguskus beneficially owned 772.845 shares (3.4%) of the Company’s common stock and Mr. Westover beneficially owned 285,000 shares (1.3%) of the Company’s common stock.

Conclusion

Consistent with its compensation philosophy, the Committee believes the executive officer compensation program provides appropriate incentives to attain solid financial performance and is closely aligned with stockholder interests. The Committee believes that the Company’s compensation program directs the efforts of the executive officers toward the continued achievement of Sonic Innovations’ growth and profitability for the benefit of the Company’s stockholders.

Compensation Committee:

Lewis S. Edelheit, Chairman

James M. Callahan

Lawrence C. Ward

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, and the independent auditors’ qualifications, independence, engagement and performance. The Audit Committee manages the Company’s relationship with KPMG LLP (“KPMG”), its current independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to (i) obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and (ii) receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance. The Audit Committee charter describes in greater detail the full responsibilities of the Audit Committee and is available on our website at www.sonici.com/corporategovernance.

Management is responsible for the Company’s financial statements; accounting principles; establishing, maintaining and evaluating the effectiveness of disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing, maintaining and evaluating the effectiveness of internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. KPMG is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on management’s assessment of the effectiveness of internal control over financial reporting. The Audit Committee monitors and reviews these processes.

Management completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 for the year ended December 31, 2005. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received updates provided by management and KPMG at various Audit Committee meetings. Management provided the Audit Committee with, and the Audit Committee reviewed a report on, the effectiveness of the Company’s internal control over financial reporting. The Audit Committee also reviewed the report of management contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission, as well as KPMG’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to their audit of (i) the Company’s financial statements and financial statement schedule and (ii) management’s assessment of the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the Company’s efforts related to its internal control over financial reporting.

The Audit Committee has reviewed and discussed with management and KPMG the Company’s audited financial statements as of and for the year ended December 31, 2005. The Audit Committee has discussed with KPMG the matters required to be discussed by the American Institute of Certified Public Accountants’ Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as well as those communications specifically required by Securities and Exchange Commission rules and regulations. The Audit Committee has also received the written disclosures and the letter from KPMG required by the Independence Standards Board’s Independence Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with KPMG its independence from the Company and management.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the Company’s 2005 audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Audit Committee:

Craig L. McKnight, Chairman

James M. Callahan

Lewis S. Edelheit

STOCKHOLDER RETURN PERFORMANCE GRAPH

The graph and table below compare the cumulative total stockholder return on Sonic Innovations’ common stock from December 29, 2000 through December 31, 2005 with the cumulative total return on the S&P 500 Composite Index and the S&P Healthcare Sector Index over the same period. The graph and table assume the investment of $100 in each of Sonic Innovations’ common stock, the S&P 500 Composite Index and the S&P Healthcare Sector Index on December 29, 2000 and that all dividends were reinvested.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

The following table shows the cash compensation and certain other compensation paid or accrued by us to our Chief Executive Officer and each of our other four most highly compensated executive officers (collectively, the “Named Executive Officers”) during fiscal years 2005, 2004 and 2003.

SUMMARY COMPENSATION TABLE

Long Term Compensation
		Annual Compensation			Restricted Stock Awards(5)		Securities Underlying Stock Options	All Other Compensation
Name and Principal Position	Year	Salary	Bonus
Samuel L. Westover(1) President and Chief Executive Officer	2005 2004 2003	$55,085 — —	$	— — —	$	— — —	500,000 — —	$180,000 — —	(4)

Andrew G. Raguskus(2) Executive Chairman of the Board	2005 2004 2003	324,846 319,269 284,769		— 66,350 143,000		355,500 — —	— — 170,000	— — —

Michael A. James(3) Senior Vice President Worldwide Commercial Operations	2005 2004 2003	269,769 269,654 246,154		— 37,401 64,067		189,600 — —	— — 100,000	— 75,000 75,000	(4) (4)

Stephen L. Wilson Senior Vice President and Chief Financial Officer and Secretary	2005 2004 2003	265,154 261,577 236,154		— 39,097 62,422		213,300 — —	— — 195,000	— — —

Jerry L. DaBell Vice President Research and Development	2005 2004 2003	187,192 185,769 174,074		6,560 13,198 17,500		71,100 — —	— — 35,000	— — —

Victor H. Bray, Jr. Vice President Audiology Research	2005 2004 2003	167,192 161,539 138,385		2,947 17,065 19,333		94,800 — —	— — 30,000	— — —

(1)	Mr. Westover was appointed President and Chief Executive Officer in October 2005 at an annual salary of $341,000.
(2)	Mr. Raguskus was elected Chairman of the Board and resigned as President and Chief Executive Officer in October 2005.
(3)	Mr. James resigned from the Company in February 2006.
(4)	Relocation related expenses paid or accrued.
(5)	Restricted shares were granted on February 3, 2005 when the closing price of our common stock was $4.74 per share. The restricted shares vest evenly and annually over a four-year period. A total of 434,700 restricted shares were granted to all employees in 2005. As of December 31, 2005, the aggregate number of restricted shares of common stock held by each Named Executive Officer and the respective market values based on the December 31, 2005 closing price of our common stock of $4.23 per share were as follows: Mr. Westover – 2,000 shares valued at $8,460; Mr. Raguskus – 75,000 shares valued at $317,250; Mr. James – 40,000 shares valued at $169,200; Mr. Wilson – 45,000 shares valued at $190,350; Mr. DaBell – 15,000 shares valued at $63,450; and Dr. Bray – 20,000 shares valued at $84,600.

Option/SAR Grants in Last Fiscal Year

The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 2005 to each of the Named Executive Officers. All options under our 2000 Stock Plan are granted at exercise prices equal to the fair market value of our common stock on the dates of grant. We have never granted any stock appreciation rights.

The percentage of options granted is based on an aggregate of 525,000 options granted by us during the fiscal year ended December 31, 2005 to all our employees. The potential realizable value amounts in the last two columns of the table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the ten-year option term. The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock and the option holder’s continued employment through the vesting period.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date
Name					5%	10%

Samuel L. Westover	500,000	95.2%	$3.36	11/04/05	$1,056,543	$2,677,487

Andrew G. Raguskus	—	—	—	—	—	—

Michael A. James	—	—	—	—	—	—

Stephen L. Wilson	—	—	—	—	—	—

Jerry L. DaBell	—	—	—	—	—	—

Victor H. Bray, Jr.	—	—	—	—	—	—

Mr. Westover’s stock option was granted at an exercise price equal to the fair market value on the date of grant. One-half of the option shares became fully vested and exercisable on the grant date, one-quarter of the option shares become vested and exercisable on the second anniversary of the grant date and one-quarter of the option shares become vested and exercisable on the third anniversary of the grant date.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table sets forth for each of the Named Executive Officers the number and value of (i) stock options exercised in 2005 and (ii) exercisable and unexercisable stock options held as of December 31, 2005.

OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION VALUES

	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Samuel L. Westover	—	—	283,000	250,000	$221,520	$217,500

Andrew G. Raguskus	—	—	625,617	23,333	850,139	31,966

Michael A. James	—	—	342,708	7,292	24,260	9,990

Stephen L. Wilson	—	—	520,057	40,417	227,683	27,971

Jerry L. DaBell	—	—	155,628	5,833	21,040	7,991

Victor H. Bray, Jr.	—	—	80,325	5,833	40,088	7,991

The value realized on shares acquired on exercise was determined by multiplying the number of shares acquired by the difference between the exercise price per share and the market value per share on the exercise date.

The value of unexercised “in-the-money” options was determined by multiplying the number of shares subject to such options by the difference between the exercise price per share and $4.23, the closing price per share of our common stock on December 31, 2005.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Employment Agreements and Change of Control Arrangements

We have an employment agreement with Mr. Westover, who was appointed President and Chief Executive Officer in October 2005. The agreement provides for Mr. Westover to receive an annual salary of $341,000 and an annual normal bonus opportunity of up to a maximum of 60% of his base pay, with an over-achievement bonus opportunity based on Company performance in excess of targets. Mr. Westover was granted stock options to purchase an aggregate of 500,000 shares of the Company’s common stock. He will receive relocation and temporary living expenses in an amount not to exceed $180,000. If Mr. Westover’s employment is terminated (i) by us without “cause” or (ii) by Mr. Westover within 120 days following a “constructive termination” (as those two terms are defined in the employment agreement), Mr. Westover will receive a lump sum payment equal to two years of his then-current salary and a pro-rated portion of his annual normal bonus for the year in which the termination occurs. If Mr. Westover’s employment terminates within the twelve-month period following a “change in control” (as defined in the employment agreement), Mr. Westover will receive a lump sum payment equal to two years of his then-current salary, the greater of his normal bonus or such bonus as is approved by the Board, and payment equal to the cost to us of 18 months of his medical and dental coverage.

We have an employment agreement with Mr. Raguskus, who became Executive Chairman of the Board and resigned as President and Chief Executive Officer in October 2005. The agreement provided for Mr. Raguskus to receive a severance payment of $682,000, which was paid in December 2005, and to receive an annual salary of $100,000 as Executive Chairman, beginning January 2006.

We have agreements with each of our executive officers, including each of the Named Executive Officers (except Mr. Westover and Mr. Wilson), which are intended to provide for continuity of management in the event of a change of control of the Company. The agreements provide that covered executive officers are entitled to certain severance benefits following a change in control (as defined in the agreements). If, at any time beginning 20 days before and ending 12 months after a change in control, the covered executive officer is involuntarily terminated without cause by us (as defined in the agreements), then the executive will receive a severance payment equal to 12 months of the executive’s base monthly salary (24 months in the case of Mr. Raguskus). For a period of up to one year, the covered executive officer will receive health and dental insurance coverage substantially similar to the coverage provided prior to termination. In addition, (i) all outstanding and unvested stock options granted to the covered executive officer prior to the change in control will become fully vested and exercisable, and (ii) the right of repurchase, if any, by the Company (or its successor) with respect to any Company stock that was purchased by the executive prior to the change in control will lapse in its entirety as of the date of termination.

Under the terms of Mr. Wilson’s employment letter agreement, he will receive a cash payment equal to his highest one-year’s salary and bonus in the event that his employment is terminated without cause or his job is reduced in scope. In the event that Mr. Wilson’s employment is terminated or his job is reduced in scope following a change of control of the Company, he will receive a cash payment equal to his two highest years’ salary and bonus and all of his then-outstanding stock options will become fully vested and exercisable.

Under the terms of Mr. DaBell’s employment letter agreement, he will receive a cash payment equal to six month’s salary in the event that his employment is terminated.

Indemnification Agreements

We indemnify our directors and officers against certain costs that could be incurred if they were made, or threatened to be made, a party to a legal proceeding in connection with their status as a director or officer. The indemnification agreements, together with our charter documents provide for indemnification to the fullest extent permitted by Delaware law.

Stock Awards

In 2005, we granted no stock options to our executive officers, except to Mr. Westover, who was granted stock options to purchase 500,000 shares of common stock in connection with his appointment as President and Chief Executive Officer. We granted 267,000 shares of restricted stock to our executive officers (9 people in total) and 15,000 shares to our non-employee directors (6 people in total). As of the May 2005 annual meeting of stockholders, five non-employee directors were each granted 2,000 shares of restricted stock when the common stock price was $4.38 per share. Mr. McKnight, who was elected to the Board in October 2005, was granted 5,000 shares of restricted stock when the common stock price was $3.59 per share. Such restricted shares were granted under the “formula option grants to outside directors” provision of our 2000 Stock Plan.

OTHER INFORMATION

Expenses of Solicitation

Sonic Innovations will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses for postage in forwarding proxy materials to beneficial owners. Directors, officers and employees of Sonic Innovations, without extra compensation, may solicit proxies personally or by mail, telephone, fax or e-mail.

Householding

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, stockholders of record who have the same address and last name receive only one copy of our proxy material unless such stockholders notify us that they would like to continue to receive individual copies. This reduces our printing costs and postage fees. If because of multiple accounts you are still receiving multiple copies of our proxy material at a single address and wish to receive a single copy, or if you currently participate in householding but prefer to receive separate copies of future materials and your shares are registered directly through our stock transfer agent, please contact American Stock Transfer at (718) 921-8380 or inform them in writing at 6201 15th Avenue, Brooklyn, NY 11219. If your shares are held through a brokerage account, please contact your broker directly.

Deadline for Receipt of Stockholder Proposals and Director Nominations

Stockholders are entitled to present proposals for action at a forthcoming annual meeting if they comply with the requirements of our Bylaws and the rules established by the Securities and Exchange Commission (the “SEC”) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In order for a stockholder proposal to be considered for inclusion in Sonic Innovations’ proxy statement for next year’s annual meeting, the written proposal must be received by the Secretary at our offices no later than one hundred twenty (120) days prior to the date on which we mailed this Proxy Statement to stockholders in connection with this year’s Annual Meeting. Assuming a mailing date of April 11, 2006, the deadline for stockholder proposals for next year’s annual meeting will be December 12, 2006. In the event that the date of next year’s annual meeting is changed by more than thirty (30) days from the date of this year’s Annual Meeting, notice by the stockholder to be timely must be received no later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of next year’s annual meeting is first made. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the class and number of shares of our stock which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act.

For any proposal that is not submitted for inclusion in next year’s proxy statement but instead is sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in their discretion if Sonic Innovations: (a) receives notice before the close of business on December 12, 2006 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on the matter, or (b) does not receive notice of the proposal prior to the close of business on December 12, 2006.

All submissions to, or requests of, the Secretary should be made to our principal offices: 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121.

Executive Officers

For information about our executive officers, please see Part III, Item 10 “Executive Officers of the Registrant” of our Annual Report on Form 10-K for the year ended December 31, 2005.

Code of Ethics and Corporate Governance Guidelines

We have a Code of Business Conduct and Ethics, which pertains to all directors, executive officers and employees, and a Code of Ethics for Principal Executive and Senior Financial Officers (collectively, the “Codes”). The full text of the Codes are accessible by following the links to “Corporate Governance” on our website www.sonici.com. In the event we make any amendment to, or grant any waiver from, a provision of the Code of Ethics for Principal Executive and Senior Financial Officers that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefore on our website. We undertake to provide any person without charge a copy of the aforementioned Codes upon receipt of a written request. Requests should be addressed to: Secretary, Sonic Innovations, Inc., 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121.

Annual Report on Form 10-K

Our 2005 Annual Report on Form 10-K, containing the audited financial statements as of and for the year ended December 31, 2005, is being sent to stockholders together with this Proxy Statement.

SONIC INNOVATIONS WILL FURNISH TO STOCKHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: SECRETARY, SONIC INNOVATIONS, INC., 2795 EAST COTTONWOOD PARKWAY, SUITE 660, SALT LAKE CITY, UTAH 84121.

Other

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors

Stephen L. Wilson

Senior Vice President and

Chief Financial Officer and Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

SONIC INNOVATIONS, INC.

May 12, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN

1. Election of two directors				2. Proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors.	☐	☐	☐
NOMINEES:

☐	FOR ALL NOMINEES	O Andrew G. Raguskus O Lawrence C. Ward

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

☐	FOR ALL EXCEPT (See instructions below)			THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SONIC INNOVATIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 12, 2006

The undersigned hereby appoints Samuel L. Westover and Stephen L. Wilson, or either of them, as Proxies, with full power of substitution, to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 12, 2006 at 9:00 a.m. at the Company’s headquarters located at 2795 E. Cottonwood Parkway, Suite 660, Salt Lake City, Utah, or any adjournments thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any adjournments thereof, hereby revoking all former proxies.

(Continued and to be signed on reverse side.)

SONIC INNOVATIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 12, 2006

The undersigned hereby appoints Samuel L. Westover and Stephen L. Wilson, or either of them, as Proxies, with full power of substitution, to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 12, 2006 at 9:00 a.m. at the Company’s headquarters located at 2795 E. Cottonwood Parkway, Suite 660, Salt Lake City, Utah, or any adjournments thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any adjournments thereof, hereby revoking all former proxies.

(Continued and to be signed on reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

SONIC INNOVATIONS, INC.

May 12, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
- OR -	ACCOUNT NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN

1. Election of two directors				2. Proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors.	☐	☐	☐

NOMINEES:

☐	FOR ALL NOMINEES	O Andrew G. Raguskus O Lawrence C. Ward

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

☐	FOR ALL EXCEPT (See instructions below)			THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.